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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   September 9, 2005
                                                    ----------------------------


                              AETHLON MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     0-21846                  13-3632859
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

3030 Bunker Hill Street, Suite 400, San Diego, California          92109
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:     (858) 459-7800
                                                        ------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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THIS FORM 8-K AND OTHER REPORTS FILED BY AETHLON MEDICAL, INC. (THE "COMPANY")
FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY THE "FILINGS") CONTAIN FORWARD LOOKING STATEMENTS AND INFORMATION THAT ARE BASED UPON BELIEFS OF, AND INFORMATION CURRENTLY AVAILABLE TO, THE COMPANY'S MANAGEMENT AS WELL AS ESTIMATES AND ASSUMPTIONS MADE BY THE COMPANY'S MANAGEMENT. WHEN USED IN THE FILINGS THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "FUTURE", "INTEND", "PLAN" OR THE NEGATIVE OF THESE TERMS AND SIMILAR EXPRESSIONS AS THEY RELATE TO THE COMPANY'S OR THE COMPANY'S MANAGEMENT IDENTIFY FORWARD LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEW OF THE COMPANY WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO THE COMPANY'S INDUSTRY, OPERATIONS AND RESULTS OF OPERATIONS AND ANY BUSINESSES THAT MAY BE ACQUIRED BY THE COMPANY. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED.


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 9, 2005, the Company's Board of Directors approved and the Company entered into a stock option agreement (the "Stock Option Agreement") with Mr. James A. Joyce, the Company's Chief Executive Officer in exchange for the cancellation of $300,000 of debt owed to Mr. Joyce and his affiliates. The Stock Option Agreement, filed with this report as an exhibit, provides for a fully-vested, non-qualified, ten-year option to purchase up to 2,857,143 shares of restricted common stock with an exercise price of $0.21 per share and carries piggy-back registration rights.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On September 9, 2005, the Company's Board of Directors approved and the Company entered into the Stock Option Agreement with Mr. James A. Joyce, the Company's Chief Executive Officer in exchange for the cancellation of $300,000 of debt owed to Mr. Joyce and his affiliates. The Stock Option Agreement provides for a fully-vested, non-qualified, ten-year option to purchase up to 2,857,143 shares of restricted common stock with an exercise price of $0.21 per share and carries piggy-back registration rights. A copy of the Stock Option Agreement is filed as an exhibit to this current report on Form 8-K.

This announcement is not an offer to sell securities of Aethlon Medical, Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         4.1        James A. Joyce Stock Option Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  AETHLON MEDICAL, INC.
                                                  ------------------------------
                                                        (Registrant)

Date       September 9, 2005
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                                             By:  /s/ James A. Joyce
                                                  ------------------------------
                                            Name  James A. Joyce
                                                  ------------------------------
                                          Title:  Chief Executive Officer
                                                  ------------------------------